UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

CLEAR SECURE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 10th Avenue, 9th Floor, New York, NY 10011
(Address of Principal Executive Offices) (Zip Code)

(646) 723-1404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securityholders.

On June 14, 2023, Clear Secure, Inc. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Second Amended and Restated Certificate of Incorporation, holders of Class A common stock, $0.00001 par value per share (“Class A Common Stock”) and Class C common stock, $0.00001 par value per share (“Class C Common Stock”) have one vote per share, and holders of Class B common stock, $0.00001 par value per share (“Class B Common Stock”) and Class D common stock, $0.00001 par value per share (“Class D Common Stock,” and, collectively with the Class A Common Stock, Class B Common Stock and Class C Common Stock, the “Common Stock”) have twenty votes per share. The proposals are described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2023. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s holders of Common Stock, voting together as a single class, elected eight directors listed below to the Board of Directors. The votes regarding this proposal were as follows:
	For	Withheld	Broker Non-Votes
Caryn Seidman-Becker	628,130,686	935,358	11,133,895
Kenneth Cornick	626,894,304	2,171,740	11,133,895
Michael Z. Barkin	628,650,078	415,966	11,133,895
Jeffery H. Boyd	610,086,692	18,979,352	11,133,895
Tomago Collins	628,596,376	469,668	11,133,895
Shawn Henry	628,856,600	209,444	11,133,895
Kathryn Hollister	628,704,340	361,704	11,133,895
Adam J. Wiener	628,594,607	471,437	11,133,895
2.	The Company’s holders of Common Stock, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2023 fiscal year. The votes regarding this proposal were as follows:
For	Against	Abstain	Broker Non-Votes
640,067,923	70,023	61,993	0
3.	The Company’s holders of Common Stock, voting together as a single class, approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:
For	Against	Abstain	Broker Non-Votes
624,085,994	4,928,232	51,818	11,133,895
4.	The Company’s holders of Common Stock, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of future advisory votes on named executive officer compensation. The votes regarding this proposal were as follows:
Three Years	Two Years	One Year	Abstain	Broker Non-Votes
129,340	16,759	628,897,027	22,918	11,133,895

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	June 15, 2023	By:	/s/ Matthew Levine
			Name:	Matthew Levine
			Title:	General Counsel, Chief Privacy Officer and Secretary